UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

BJ’S RESTAURANTS, INC. (Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-21423 (Commission File Number)	33-0485615 (IRS Employer Identification No.)

7755 Center Avenue Suite 300 Huntington Beach, California (Address of principal executive offices)	92647 (Zip Code)

Registrant's telephone number, including area code: (714) 500-2400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	BJRI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 11, 2026, the Company held its Annual Meeting of Shareholders. Shareholders voted on (i) the election of directors, (ii) approval, on an advisory and non-binding basis, of the compensation of named executive officers, and (iii) ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2026.

Election of Directors. Each of the following nominees for director was elected to serve until the next annual meeting of shareholders or until his or her successor is elected and qualified.

Name	For	Withhold	Broker Non-Votes
Bina Chaurasia	17,473,110	121,800	2,563,293
James A. Dal Pozzo	16,899,501	695,409	2,563,293
Noah A. Elbogen	17,307,936	286,974	2,563,293
Lea Anne S. Ottinger	16,907,566	687,344	2,563,293
C. Bradford Richmond	17,559,900	35,010	2,563,293
Julius W. Robinson, Jr.	17,568,177	26,733	2,563,293
Janet M. Sherlock	17,333,955	260,955	2,563,293
Lyle D. Tick	17,468,494	126,416	2,563,293

Advisory Vote on Executive Compensation. The shareholders approved, on an advisory and non-binding basis, the compensation of named executive officers. The following votes were cast on the compensation of named executive officers: 17,475,034 For; 110,111 Against; 9,765 Abstain. There were 2,563,293 broker non-votes.

Ratification of Accountants. The shareholders approved the ratification of KPMG LLP as our independent registered public accounting firm for the 2026 fiscal year. The following votes were cast on the ratification: 20,149,784 For; 2,486 Against; 5,933 Abstain. There were no broker non-votes.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 15, 2026	BJ’S RESTAURANTS, INC. (Registrant)
By: /s/ LYLE D. TICK Lyle D. Tick, Chief Executive Officer and President (Principal Executive Officer)